UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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AXIS CAPITAL HOLDINGS LIMITED
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Spring 2024 Shareholder Outreach

2 CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts included in this document, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections are forward-looking statements. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States ("U.S.") federal securities laws. In some cases, these statements can be identified by the use of forward-looking words such as "may", "should", "could", "anticipate", "estimate", "expect", "plan", "believe", "predict", "potential", "intend" or similar expressions. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management's control. Forward-looking statements contained in this document may include, but are not limited to, information regarding our estimates for losses and loss expenses, measurements of potential losses in the fair market value of our investment portfolio and derivative contracts, our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, the outcome of our strategic initiatives, our expectations regarding pricing, and other market and economic conditions including the liquidity of financial markets, developments in the commercial real estate market, inflation, our growth prospects, and valuations of the potential impact of movements in interest rates, credit spreads, equity securities' prices, and foreign currency exchange rates. Forward-looking statements only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could cause actual events or results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following: Insurance Risk • the cyclical nature of the insurance and reinsurance business leading to periods with excess underwriting capacity and unfavorable premium rates; • the occurrence and magnitude of natural and man- made disasters, including the potential increase of our exposure to natural catastrophe losses due to climate change and the potential for inherently unpredictable losses from man-made catastrophes, such as cyber-attacks; • the effects of emerging claims, systemic risks, and coverage and regulatory issues, including increasing litigation and uncertainty related to coverage definitions, limits, terms and conditions; • actual claims exceeding reserves for losses and loss expenses; • losses related to the Israel-Hamas conflict and the associated conflict in the Red Sea, the Russian invasion of Ukraine, terrorism and political unrest, or other unanticipated losses; • the adverse impact of social and economic inflation; • the failure of any of the loss limitation methods we employ; • the failure of our cedants to adequately evaluate risks; Strategic Risk • increased competition and consolidation in the insurance and reinsurance industry; • changes in the political environment of certain countries in which we operate or underwrite business; • the loss of business provided to us by major brokers; • a decline in our ratings with rating agencies; • the loss of one or more of our key executives; • increasing scrutiny and evolving expectations from investors, customers, regulators, policymakers and other stakeholders regarding environmental, social and governance matters; • the adverse impact of contagious diseases (including COVID-19) on our business, results of operations, financial condition, and liquidity; Safe Harbor Statement Readers should carefully consider the risks noted above together with other factors including but not limited to those described under Item 1A, 'Risk Factors' in our most recent Annual Report on Form 10- K filed with the Securities and Exchange Commission ("SEC"), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Credit and Market Risk • the inability to purchase reinsurance or collect amounts due to us from reinsurance we have purchased; • the failure of our policyholders or intermediaries to pay premiums; • general economic, capital and credit market conditions, including banking and commercial real estate sector instability, financial market illiquidity and fluctuations in interest rates, credit spreads, equity securities' prices, and/or foreign currency exchange rates; • breaches by third parties in our program business of their obligations to us; Liquidity Risk • the inability to access sufficient cash to meet our obligations when they are due; Operational Risk • changes in accounting policies or practices; • the use of industry models and changes to these models; • difficulties with technology and/or data security; • the failure of the processes, people or systems that we rely on to maintain our operations and manage the operational risks inherent to our business, including those outsourced to third parties; Regulatory Risk • changes in governmental regulations and potential government intervention in our industry; • inadvertent failure to comply with certain laws and regulations relating to sanctions, foreign corrupt practices; data protection and privacy; and Risks Related to Taxation • changes in tax laws.

3 Overview & Financial Highlights

AXIS at a Glance

Delivering on our strategy to elevate AXIS as a

Specialty Underwriting Leader

Market Capitalization[1]

$5.3 Billion

Annualized ROACE

32.1%

Annualized Operating ROACE[2]

18.2%

Mix of Business by GPW[3]



27%
$8.6
Billion
73%

"AXS" Shares Listed on the New York Stock Exchange Since

2003

Represented in

19

Offices Worldwide[4]

2000+

Employees[4]

Insurance

$6.3 Billion

Reinsurance

$2.3 Billion

Cash & Investments[5]

$16.8 Billion

Financial Strength Rating[6]

A/A+

With Stable Outlook

Total Assets

$31.8 Billion

Current Quarterly Dividend[1]

$0.44/2.9%

And Annual Yield[1]

1) Market data per S&P Capital IQ as of 4/30/2024. Q1 $0.44 quarterly dividend paid 4/18/2024.
2) Annualized operating return on average common equity ("Operating ROACE") is a non-GAAP financial measure as defined in Item 10(e) of SEC Regulation S-K.. The reconciliation to the most comparable GAAP financial measure ROACE, and a discussion of the rationale for its presentation are included in the appendix.
3) Gross Premiums Written ("GPW") are for the twelve months ended 3/31/2024.
4) Employees and number of offices are as of 3/31/2024.
5) Total cash and invested assets represents the total cash and cash equivalents, fixed maturities, equity securities, mortgage loans, other investments, equity method investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased) as of March 31, 2024.
6) Ratings of insurance and reinsurance subsidiaries of AXIS Capital Holdings Limited. A.M. Best FSR of A and S&P Financial Strength Rating (FSR) of A+.

AXIS

4

5 Deep Customer Relationships Broad Specialty Products and Services Strong Global Platform Underwriting Excellence GROWTH IN PROFITABILITY AND BOOK VALUE PER DILUTED COMMON SHARE Focused on Driving Consistent, Profitable Returns Leveraging our strengths to fully harness the potential of our platform

6 Underwriting Excellence Broad Specialty Products and Services Deep Customer Relationships ✓ Disciplined portfolio management designed to deliver underwriting profitability across market cycles ✓ Leaning into favorable industry trends producing strong pricing momentum ✓ Re-focused AXIS Re to complement the specialty insurance portfolio ✓ Broadly diversified portfolio with multiple specialty offerings ✓ Spectrum of solutions for managing the risk of our customers ✓ Specialized knowledge for evaluating and underwriting unique risks ✓ Multi-faceted relationships with long-standing distribution partners ✓ Strategic approach to relationship management ✓ Well-established partnerships across the insurance value-chain Strong Global Platform ✓ Strong presence in North America E&S, Lloyd’s of London, and North America Professional lines ✓ Recognized leader in emerging growth markets, such as renewables Positioned to Deliver Superior Value AXIS has strong positive momentum to deliver sustained profitable growth and increased shareholder value

7 Executive Compensation: Focus on Pay for Performance

8 Aligning Executive Compensation and Performance Our executive compensation program is designed to link pay to performance, requiring our leadership team to deliver on specific annual and long-term performance goals Pay Element Objectives / Description S h o rt -T e rm Base Salary • Fixed component of compensation that reflects level of responsibility and experience Annual Incentive • Motivates and rewards executives for Company and individual performance against annually established goals • Determined based on weightings of Company financial metric, business unit financial metric and individual non-financial metrics (strategic business goals) L o n g -T e rm RSUs • Fosters a culture of ownership, aligning long-term interests of our executives and shareholders • Vests ratably over a four-year period PSUs • Promotes accountability and strategic long-term decision-making • Beginning with 2024 grants, 50% of award based on relative total shareholder return (“rTSR”) and 50% based on adjusted book value per diluted common share (“Adjusted DBVPS”) growth • Prior awards determined solely on relative total shareholder return • Target performance goal is at the 55th percentile for measuring relative TSR performance • 3-year performance period with payouts ranging from 0% - 200% On average, 72% of NEO and 84% of CEO total target compensation is performance-based Metric Weighting CEO All Other NEOs Financial 75% 70% or 85% (Investments Unit) Strategic Business Goals 25% 30% or 15% (Investments Unit) Annual Incentive Awards

Our executive compensation program ties a significant portion of our CEO’s compensation to the financial, operational and stock price performance of our Company and is designed to promote rigorous accountability for creating long-term shareholder value CEO Compensation 2023 Promotional Equity Award – designed to promote alignment with shareholder interests 1. 60% performance vests based on annualized TSR growth over 3 years 2. 40% time vests over 4 years Reflects current employment practices 1. Removes housing allowance 2. Eliminates personal use of Company-leased aircraft 3. Reduces the total severance payable in the event of the Company’s termination of the CEO Competitive Package – valued based on market and experience 1. STI – bonus target 160% salary (increased to 170% for 2024) 2. LTI – 60% performance vesting and 40% time-vesting 9 2023 Total Performance Year Compensation 1 = $6.6M Fixed 15% Subject to Performance 85% Base Salary 15% Actual Cash Annual Incentive 27% Time-Based RSUs 23% PSUs 35% 1 Excludes value of 2023 Promotional Equity Award Key Elements

Strong Compensation & Governance Practices

Compensation Practices

WHAT WE DO

- ✓ Set robust goals, ensuring adequate stretch goals within our risk framework
- ✓ Link performance metrics to strategy to support shareholder value
- ✓ Provide appropriate mix of fixed and variable pay to reward Company, business unit and individual performance
- ✓ Retain discretion of incentive awards by our Human Capital & Compensation Committee
- ✓ Balance equity awards between performance-vesting and time-vesting awards
- ✓ Maintain robust stock ownership guidelines
- ✓ Update Clawback Policy to align with new regulatory requirements
- ✓ Retain an independent compensation consultant
- ✓ Engage in regular shareholder outreach
- ✓ Majority vote standard for election of directors
- ✓ Regular Board and Committee self-evaluation process
- ✓ Shareholders holding 10% or more of outstanding stock have the right to call a special meeting
- ✓ Majority independent Board and fully independent Audit, Human Capital & Compensation and Corporate Governance, Nominating & Social Responsibility Committees

WHAT WE DO NOT DO

- × No hedging or pledging of AXIS stock
- × No individual executive retirement plans
- × No excise tax gross-ups upon change of control or termination
- × No single-trigger vesting of equity-based awards upon change in control
- × No excessive perquisites
- × No stockholder rights plan ("poison pill")
- × No director "overboarding"
  - None of our directors serve on the board of directors of more than three other publicly-held corporations

Governance Practices

AXIS

10

11 Corporate Governance

Highly Qualified Board Provides Effective Oversight

Vincent Tizzio
President and CEO,
AXIS Capital

Elanor R. Hardwick
Former Chief
Digital Officer,
UBS

Axel Theis
Former Member of Board
of Management, Allianz
and Former CEO, Allianz
Global Corporate Specialty

W. Marston Becker
Chair Elect of the Board of
AXIS Capital and Former
Chair, QBE Insurance

Michael Millegan
Former President,
Verizon

Barbara A. Yastine
Former Chair,
President and CEO,
Ally Bank

Charles A. Davis
CEO,
Stone Point Capital

Thomas C. Ramey
Former Chair
and President,
Liberty International

Lizabeth H. Zlatkus
Former CFO and Chief
Risk Officer, The Hartford

Anne Melissa Dowling
Former Director
of Insurance,
State of Illinois

Henry B. Smith
Chair of the Board
AXIS Capital and Former
CEO, Bank of Bermuda

Director Tenure

<2 Years	2
2 - 6 Years	7
6+ Years	3

Stanley Galanski
CEO,
G58 Capital

Gender



Male 67%
Female 33%

Race/Ethnicity



Caucasian 92%
8% Black

42%
5 out of 12 Directors are gender or racially/ethnically diverse

12

13 Exemplary Culture & Corporate Citizenship

14 Connecting Our Business Purpose to Corporate Citizenship Implementing DEI plan with five key action areas: internal education, diverse recruitment, career development, goals/metrics and advocacy Key highlights: • Set goals to achieve global gender parity by 2025 and increase ethnic and female senior representation • Five employee resource groups: AXIS Pride, PACE (Parents and Caregivers), EDGE (Ethnically Diverse Group of Employees), Veterans and Women • Expanded internal education and engagement, such as annual forums on DEI (past topics: mental health, racial justice) FOSTERING BELONGING Diversity, Equity & Inclusion (DEI) Commitment to being a leading provider of renewable energy insurance and assisting in the transition to a low-carbon economy Key highlights: • Committed to a 50% science-based, absolute reduction in Scope 1 and 2 greenhouse gas (GHG) emissions by 2030, using a 2019 baseline • Set goal to phase out thermal coal business from insurance, facultative reinsurance and investments by 2030 in OECD countries and 2040 globally • Committed to integrating sustainability considerations into underwriting products and practices PROTECTING THE PLANET Environment and Sustainability RECENT AWARDS AND RECOGNITIONS Armed Forces Covenant Employer Recognition Scheme Bronze Award 2023 Awarded P&C Honors ESG Initiative of the Year (2023) for our GHG Reduction Goals Achievers 50 Most Engaged Workplaces Awarded Insurance Business America’s 5- Star DEI Award Included in Bloomberg’s Gender Equality Index in 2021, 2022 & 2023 Named one of Forbes’ Best Mid- Size Employers in 2022 and 2023

We Ask for Your Support at Our 2024 Annual Meeting FOR All Director Nominees FOR Advisory Vote on Executive Compensation FOR Ratification of Auditor 15

16 Appendix

Non-GAAP Financial Measures Reconciliation (Unaudited) Operating Income and Operating Return on Average Common Equity For the Three Months Ended March 31, 2024 17

Rationale for the use of Non-GAAP Financial Measures We present our results of operations in a way we believe will be meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements we use are considered non-GAAP financial measures under SEC rules and regulations. In this document we present operating income (loss) and annualized operating return on average common equity ("operating ROACE") which are non-GAAP financial measures as defined in SEC Regulation G. We believe that these non-GAAP financial measures, which may be defined and calculated differently by other companies, help explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Operating Income (Loss) Operating income (loss) represents after-tax operational results exclusive of net investment gains (losses), foreign exchange losses (gains), reorganization expenses, interest in income (loss) of equity method investments and Bermuda net deferred tax asset. Although the investment of premiums to generate income and investment gains (losses) is an integral part of our operations, the determination to realize investment gains (losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities. Furthermore, many users believe that the timing of the realization of investment gains (losses) is somewhat opportunistic for many companies. Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio, including unrealized foreign exchange losses (gains) on our equity securities and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities recognized in net investment gains (losses) and unrealized foreign exchange losses (gains) on our available for sale investments in other comprehensive income (loss), generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio, thereby minimizing the impact of foreign exchange rate movements on total shareholders' equity. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to the performance of our business. Therefore, foreign exchange losses (gains) are excluded from operating income (loss). Reorganization expenses in 2024 primarily relate to severance costs mainly attributable to our "How We Work" program which is focused on simplifying our operating structure. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from operating income (loss). Interest in income (loss) of equity method investments is primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, this income (loss) is excluded from operating income (loss). Bermuda net deferred tax asset is due to the recognition of deferred tax assets net of deferred tax liabilities related to a future Bermuda corporate income tax rate of 15%, pursuant to the Corporate Income Tax Act 2023 effective for fiscal years beginning on or after January 1, 2025. The Bermuda net deferred tax asset is not related to the underwriting process. Therefore, this income is excluded from operating income (loss). Certain users of our financial statements evaluate performance exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses, interest in income (loss) of equity method investments and Bermuda net deferred tax asset in order to understand the profitability of recurring sources of income. We believe that showing net income (loss) available (attributable) to common shareholders exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses, interest in income (loss) of equity method investments and Bermuda net deferred tax asset reflects the underlying fundamentals of our business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group. We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analyses for the same reasons. The reconciliation of operating income (loss) to net income (loss) available (attributable) to common shareholders, the most comparable GAAP financial measure, is presented in the 'Non-GAAP Financial Measures Reconciliation' section of this document. We also present annualized operating ROACE which is derived from the operating income (loss) measure and is reconciled to the most comparable GAAP financial measure, annualized return on average common equity ("ROACE"), in the 'Non-GAAP Financial Measures Reconciliation' section of this document. 18

19 Investor Inquiries investorrelations@axiscapital.com